
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                       April 15, 2002

POOL BALANCE:                                                  Month of:
                                                               March , 2002
Pool Balance, beginning of month                               $824,552,021.87

Pool Balance, end of month                                     $883,144,120.42

Pool Balance, average                                          $841,981,444.78

Required Pool Balance, end of month                            $883,144,120.42



COLLECTIONS & SERIES ALLOCATIONS                               Month of:
                                                               March , 2002

Series Allocable Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $384,179,018.74
   Series 2001-1                                               $164,648,150.89
                                                               $548,827,169.63

Series Allocable Non-Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $  1,751,614.78
   Series 2001-1                                               $    750,692.05
                                                               $  2,502,306.83

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ -
   Series 2001-1                                               $ -
                                                               $ -

Investment Proceeds
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $    219,379.36
   Series 2001-1                                               $     94,005.50
                                                               $    313,384.86


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                Month of:
                                                               March , 2002

1999-VFN                                                       $          0.00
Series 2000-VFN                                                $          0.00
Series 2000-1 Class A                                          $          0.00
Series 2000-1 Class B                                          $          0.00
Series 2001-1 Class A                                          $          0.00
Series 2001-1 Class B                                          $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                   First day of:
                                                               March , 2002

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       89.93%
     Series 2001-1                                                       89.93%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES          Month of:
                                                               March , 2002

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $345,479,673.82
   Cert. Percentage minus Excess Cert. Percentage:             $ 38,699,344.92
                                                               $384,179,018.74
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $  1,575,170.10
   Cert. Percentage minus Excess Cert. Percentage:             $    176,444.68
                                                               $  1,751,614.78
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $148,062,717.35
   Cert. Percentage minus Excess Cert. Percentage:             $ 16,585,433.54
                                                               $164,648,150.89
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $    675,072.90
   Cert. Percentage minus Excess Cert. Percentage:             $     75,619.15
                                                               $    750,692.05


                                                               Paid on:
MONTHLY DISTRIBUTIONS                                          April 15, 2002

Principal Distributions to Investors
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $ -
     Series 2000-1 Class B                                     $ -
     Series 2001-1 Class A                                     $ -
     Series 2001-1 Class B                                     $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                           $          0.00000000
     Series 2000-VFN                                           $          0.00000000
     Series 2000-1 Class A                                     $          0.00000000
     Series 2000-1 Class B                                     $          0.00000000
     Series 2001-1 Class A                                     $          0.00000000
     Series 2001-1 Class B                                     $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                           $     19,762.50
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $  1,132,025.28
     Series 2000-1 Class B                                     $    109,275.00
     Series 2001-1 Class A                                     $    484,211.39
     Series 2001-1 Class B                                     $     46,939.17

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $          1.75236111
     Series 2000-1 Class B                                     $          2.02361111
     Series 2001-1 Class A                                     $          1.74805556
     Series 2001-1 Class B                                     $          2.04083333

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    432,537.45
     Series 2001-1                                             $    185,373.19

Reserve Fund Deposit Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                  Paid on:
                                                               April 15, 2002

Investor Default Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Previously waived servicing fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Collections Released to Cert. during Collection Period         $549,079,233.46

Excess Distributed to Cert. on Payment Date                    $    153,503.89


FUNDED AND INVESTED AMOUNTS:                                   Last day of:
                                                               March , 2002

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                          $600,000,000.00
Incremental Funded Amounts (Cumulative)                        $185,000,000.00
Principal Distributed to Investors (Cumulative)                $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                          $150,000,000.00
Incremental Funded Amounts (Cumulative)                        $          0.00
Principal Distributed to Investors (Cumulative)                $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $646,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $135,349,577.77
   Invested Amount                                             $510,650,422.23

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $277,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $ 58,006,961.90
   Invested Amount                                             $218,993,038.10

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 23,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 23,000,000.00


BALANCES AS OF PAYMENT DATE                                    As of:
                                                               April 15, 2002

Series 1999-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-VFN
   Reserve Fund Balance                                        $          0.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance                               $          0.00

Series 2000-1
   Reserve Fund Balance                                        $  3,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $646,000,000.00
   Outstanding Principal Balance, Class B                      $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                        $  1,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $277,000,000.00
   Outstanding Principal Balance, Class B                      $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                          Last day of:
     To be used in the following month's computations.         March , 2002

Pool Total Components of Excess Receivables:
     Used Vehicles                                             $ 99,544,221.29
     Finance Hold Receivables (for Credit Reasons Only)        $  4,061,074.00
     Delayed Payment Program                                   $    240,329.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                             $220,786,030.11
     Finance Hold Receivables                                  $          0.00
     Delayed Payment Program                                   $ 17,662,882.41

Total Excess Receivables                                       $  4,061,074.00

Overconcentration Amount                                       $  3,020,080.55

Ineligible Amount                                              $          0.00

Trust Incremental Subordinated Amount                          $  7,081,154.55



POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                               March 31, 2002

Series Incremental Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $  4,450,425.35
     Series 2001-1                                             $  1,907,325.15

Required Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 53,376,938.09
     Series 2001-1                                             $ 22,875,830.61

Available Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 53,376,938.09
     Series 2001-1                                             $ 22,875,830.61


CHARGE OFFS                                                    For Month of:
                                                               March , 2002

Defaulted Receivables                                          $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Deficiency Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Required Draw Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                 As of:
                                                               April 15, 2002

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                            As of:
                                                               April 15, 2002

Series 1999-VFN Estimated                                                 2.1100000%
Series 2000-VFN Estimated                                                 2.1100000%
Series 2000-1 Class A                                                     1.9950000%
Series 2000-1 Class B                                                     2.3100000%
Series 2001-1 Class A                                                     1.9900000%
Series 2001-1 Class B                                                     2.3300000%

MONTHLY PAYMENT RATE %                                         Month of:
                                                               March , 2002

MONTHLY PAYMENT RATE %                                                   65.18%


